EXHIBIT 32
                                   ----------

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-KSB of Intercell International Corporation for the year ended September 30, 2003, I, R. Mark Richards, President and Chief Executive Officer, Pro Tem of Intercell International Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

          (1) such Annual Report on Form 10-KSB of Intercell International Corporation for the year ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such Annual Report on Form 10-KSB of Intercell International Corporation for the year ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Intercell International Corporation.





                                     /s/ R. Mark Richards
                                     --------------------------------------
                                     R. Mark Richards, Chief Executive Officer
                                     & President, Pro Tem


Date: December 29, 2003



     A signed original of this written statement required by Section 906 has been provided to Intercell International Corporation and will be retained by Intercell International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                   EXHIBIT 32
                                   ----------

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report on Form 10-KSB of Intercell International Corporation for the year ended September 30, 2003, I, Kristi J. Kampmann, Chief Financial Officer of Intercell International Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such Annual Report on Form 10-KSB of Intercell International Corporation for the year ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Annual Report on Form 10-KSB of Intercell International Corporation for the year ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Intercell International Corporation.




                                 /s/ Kristi J. Kampmann
                                 -------------------------
                                 Kristi J. Kampmann, Chief Financial Officer

December 29, 2003




A signed original of this written statement required by Section 906 has been provided to Intercell International Corporation and will be retained by Intercell International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.